Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Disclosure of contingent liabilities [abstract]
Commitments and contingencies

37. Commitments and contingencies

Commitments, guarantees and contingent liabilities can be described as follows:

	At December 31,	At December 31,
	2023	2022
	(EUR thousand)
Guarantees	128,083	112,381
of which secured	4,696	4,707
Total Guarantees	128,083	112,381

At December 31, 2023 the main commitments and risks assumed by the Stevanato Group are as follows:

-
Suretyship issued in favor of Nordea Bank for EUR 26,835 thousand (EUR 26,895 thousand in 2022) on behalf of Stevanato Group Denmark A/S;
-
Letter of comfort in favor of Unicredit AG for EUR 15,000 thousand (EUR 15,000 thousand in 2022) on behalf of the company Balda Medical Gmbh.

Secured guarantees for EUR 4,696 thousand (EUR 4,707 thousand in 2022) concern the floating charge on Stevanato Group Denmark A/S against short-term credit lines.

The guarantees provided by credit institutions and insurance companies on behalf of Group companies in favor of third parties amount to EUR 58,166 thousand (EUR 51,968 thousand in 2022) and mainly comprise advance payment and performance bonds issued in favor of clients in the Engineering segment and of Balda Medical GmbH.

Other residual guarantees with individual low value amounts, are in aggregate EUR 23,386 and are mainly related to mandatory bonds for VAT reimbursement issued by Stevanato Group, on behalf of Italian subsidiaries, in favor of Italian Tax Authority.

From time to time, in the ordinary course of business, the Group enters into various arrangements with key third party suppliers. A limited number of these arrangements contain unconditional purchase obligations to purchase a fixed or minimum quantity of goods with fixed and determinable price provisions. At December 31, 2023, the Group is in compliance with the contract obligations.